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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 10, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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
          MICHIGAN                              1-16557                         38-3150651
(State or other jurisdiction of               (Commission File                 (I.R.S. Employer
         incorporation)                           Number)                     Identification No.)

          5151 CORPORATE DRIVE, TROY, MICHIGAN                                     48098
        (Address of principal executive offices)                                (Zip Code)
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                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2005, Flagstar Bancorp, Inc. (the "Company") and Flagstar Bank, fsb (the "Bank") entered into an employment agreement with Paul D. Borja, under which Mr. Borja will be appointed Executive Vice-President effective on May 25, 2005 and also Chief Financial Officer effective on June 20, 2005. A description of that agreement is set forth in Item 5.02 below.

The information set forth in Item 5.02 and the agreement filed as Exhibit 10.1 are incorporated in this Item 1.01 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)      Not applicable.

(b)      Not applicable.

(c) In a Form 8-K filed on April 22, 2005, the Company reported that Mr. Borja would become Executive Vice President and Chief Financial Officer of the Company following the retirement of Michael W. Carrie. This Form 8-K/A has been filed to report that the Company has entered into an employment agreement with Mr. Borja.

         The term of the employment agreement with Mr. Borja is three years, and the employment agreement provides for an annual base salary of $383,000, participation in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation, sick leave, a one-year severance payment in the event of termination without cause, a three-year severance payment in the event of a change in control and a non-solicitation provision.

         The employment agreement terminates upon Mr. Borja's death or disability, and is terminable by the Company for "just cause" as defined in the employment agreement. In the event of termination for just cause, no severance benefits are available. If the Company terminates Mr. Borja without just cause, Mr. Borja will be entitled to a continuation of his salary and benefits for 12-months from the date of termination and cash in an amount equal to the cost to Mr. Borja of obtaining health, life, disability, and other benefits which Mr. Borja would have been eligible to participate in for 12-months from the date of termination, provided Mr. Borja continued to qualify for participation therein.

         The employment agreement also contains provisions stating that in the event of Mr. Borja's involuntary termination of employment in connection with, or within one year after, any change in control of the Company, other than for "just cause," Mr. Borja will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his or her "base amount," as defined in Section 280G(b)(3) of the Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that Mr. Borja receives on account of the change in control.

         The agreement filed as Exhibit 10.1 is incorporated in this Item 5.02 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is being furnished herewith:

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
Exhibit No.     Exhibit Description
-----------     -------------------
10.1            Employment Agreement between Flagstar Bancorp, Inc., Flagstar
                Bank, fsb and Paul D. Borja effective as of May 25, 2005.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FLAGSTAR BANCORP, INC.



         Dated: May 16, 2005            By: /s/ Michael W. Carrie
                                           ------------------------------------
                                            Michael W. Carrie
                                            Executive Director, Chief Financial
                                            Officer, and Treasurer


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                                 EXHIBIT INDEX

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
EXHIBIT NO.     DESCRIPTION
-----------     -----------
EX-10.1         Employment Agreement between Flagstar Bancorp, Inc., Flagstar
                Bank, fsb and Paul D. Borja effective as of May 25, 2005.
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